Exhibit 10.1

Execution Copy

FOURTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

This Fourth Amendment to Credit Agreement and Amendment to Security Agreement (“Amendment”) is made as of May 19, 2014, by and among NeoPhotonics Corporation (the “Borrower”), the Lenders (as defined below) and Comerica Bank, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A. Borrower entered into that certain Revolving Credit and Term Loan Agreement dated as of March 21, 2013 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), with certain financial institutions from time to time parties thereto (the “Lenders”) and Agent.

B. Borrower and Agent entered into that certain Security Agreement dated as of March 21, 2013 (as amended, restated or otherwise modified from time to time, the “Security Agreement”).

C. Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement and the Security Agreement, and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

1. The following definitions are hereby added to Section 1.1 of the Credit Agreement:

“Aggregate Value” shall mean, in relation to the cash, securities and other assets in the Comerica Custodial Account or the Comerica Securities Account, as applicable, the aggregate value as determined by Agent in its sole discretion, taking into account investment quality, liquidity and other factors as Agent may consider relevant to such determination.

“Blocked Cash Collateral Account” shall have the meaning given to such term in Section 7.20 of this Agreement.

“Collateral Amount” shall have the meaning given to such term in Section 7.20 of this Agreement.

“Comerica Custodial Account” shall mean, collectively, custodial account number [account number] and custodial account number [account number], maintained by Borrower at Comerica Bank, subject to that certain Custodial Account Agreement dated as of April 15, 2011 (as amended), by and between Comerica Bank, acting through its Institutional Trust Department (but not as trustee), Agent and Borrower.

“Comerica Securities Account” shall mean securities account number [account number], maintained in the name of Borrower at Comerica Securities, Inc.

“Fourth Amendment” shall mean that certain Fourth Amendment to Credit Agreement and Amendment to Security Agreement dated as of May 19, 2014.

“Notice of Exclusive Control” shall mean (a) with respect to the Comerica Custodial Account, the Notice of Exclusive Control in the form of Attachment 3 to the Fourth Amendment and (b) with respect to the Comerica Securities Account, the Notice of Exclusive Control in the form of Attachment 4 to the Fourth Amendment.

2. Section 2.3 of the Credit Agreement is hereby amended as follows:

(a)	Section 2.3(a) is amended to delete the word “and” at the end of clause (ii), replace the period (“.”) at the end of clause (iii) with a semicolon (“;”) and the word “and” and add the following as new clause (iv):

“(iv) the aggregate amount of cash in the Blocked Cash Collateral Account and the Aggregate Value of the Comerica Custodial Account and the Comerica Securities Account as of the date of such Request for Revolving Credit Advance.”

(b)	Section 2.3(f) is amended to delete the word “and” at the end of clause (ii), add the word “and” after the semicolon (“;”) at the end of clause (iii) and add the following as new clause (iv):

“(iv) after giving effect to such Request for Revolving Credit Advance, Borrower will be in compliance with Section 7.20 of this Agreement;”

3. Section 2.5(c) of the Credit Agreement is hereby amended as follows:

(a)	Section 2.5(c)(i) is hereby amended to add the following clause (D) immediately after existing clause (C):

“, and (D) the aggregate amount of cash in the Blocked Cash Collateral Account and the Aggregate Value of the Comerica Custodial Account and the Comerica Securities Account as of the date of such Request for Swing Line Advance;”

(b)	Section 2.5(c)(vi) is hereby amended to delete the word “and” at the end of clause (B), add the word “and” after the semicolon (“;”) at the end of clause (C) and add the following as new clause (D):

“(D) after giving effect to such Request for Swing Line Advance, Borrower will be in compliance with Section 7.20 of this Agreement;”

4. Section 5.2 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (a), replace the period (“.”) at the end of clause (b) with a semicolon (“;”) and the word “and” and add the following as new clause (c):

“(c) Borrower shall be in compliance with Section 7.20 of this Agreement, both before and after giving effect to the applicable Request for Advance or Letter of Credit requested.”

5. Section 7.9 of the Credit Agreement is hereby amended as follows:

(a)	The following is added immediately after the end of clause (a) of Section 7.9:

“provided that, beginning with the fiscal quarter ending March 31, 2014 and as of the last day of each fiscal quarter thereafter, the covenant in the foregoing clause (a) of this Section 7.9 shall not be tested for purposes of determining compliance with Section 7.9(a), so long as (i) Borrower is in compliance with Section 7.20 of this Agreement as of the applicable date of determination and (ii) Borrower continues to provide Covenant Compliance Reports, as required under Section 7.2(a), which include the covenant level under Section 7.9(a) as of the end of each fiscal quarter of Borrower, for Agent’s and the Lenders’ informational purposes and for purposes of determining the Applicable Margins and the Applicable Fee Percentages as set forth on the pricing matrix on Schedule 1.1 to this Agreement.”

(b)	The period (“.”) at the end of clause (b) of Section 7.9 is hereby replaced with a semicolon (“;”) and the following is added immediately after the end of clause (b):

“provided that, beginning with the fiscal quarter ending June 30, 2014 and as of the last day of each fiscal quarter thereafter, the covenant in the foregoing clause (b) of this Section 7.9 shall not be tested for purposes of determining compliance with Section 7.9(b), so long as (i) Borrower is in compliance with Section 7.20 of this Agreement as of the applicable date of determination and (ii) Borrower continues to provide Covenant Compliance Reports, as required under Section 7.2(a), which include the covenant level under Section 7.9(b) as of the end of each fiscal quarter of Borrower, for Agent’s and the Lenders’ informational purposes.”

(c)	Clause (c) of Section 7.9 is hereby amended and restated in its entirety as follows:

“(c) Not permit at any time the Borrower’s aggregate Cash (including, without limitation, the cash in the Blocked Cash Collateral Account) maintained with any financial institution, whether foreign or domestic (provided that Cash maintained at any financial institutions in the United States other than Agent shall be covered by an executed account control agreement satisfactory to Agent), plus the then applicable Unused Revolving Credit Availability to be less than Fifty Million Dollars ($50,000,000).”

6. Section 9.1(c) of the Credit Agreement is hereby amended to insert the following between the references to “7.17” and “or Article 8”:

“, 7.20”

7. The following is hereby added to the Credit Agreement as new Section 7.20:

“7.20 Blocked Cash Collateral Account. (a) Borrower shall maintain a cash collateral account (account number [account number]) at Comerica Bank (the “Blocked Cash Collateral Account”) to which the Agent shall have sole access.

(b) The sum of (i) the aggregate amount of cash in the Blocked Cash Collateral Account, plus (ii) the Aggregate Value of the Comerica Custodial Account, plus (iii) the Aggregate Value of the Comerica Securities Account (clauses (i) through (iii) above, collectively, the “Collateral Amount”), shall at no time be less than the sum of (w) the outstanding principal amount of the Term Loan, plus (x) the aggregate principal amount of all outstanding Revolving Credit Advances, plus (y) the aggregate principal amount of all outstanding Swing Line Advances, plus (z) the Letter of Credit Obligations; provided that the amount in clause (ii) of this Section 7.20(b) shall only be included in the determination of the Collateral Amount so long as a Notice of Exclusive Control is in effect with respect to the Comerica Custodial Account; provided further that the amount in clause (iii) of this Section 7.20(b) shall only be included in the determination of the Collateral Amount so long as a Notice of Exclusive Control is in effect with respect to the Comerica Securities Account.

(c) (i) So long as no Default or Event of Default has occurred and is continuing and (ii) to the extent that the Collateral Amount exceeds the sum of (w) the outstanding principal amount of the Term Loan, plus (x) the aggregate principal amount of all outstanding Revolving Credit Advances, plus (y) the aggregate principal amount of all outstanding Swing Line Advances, plus (z) the Letter of Credit Obligations, Agent shall, if requested by Borrower, release (or cause to be released) funds from the Comerica Custodial Account, the Comerica Securities Account and/or the Blocked Cash Collateral Account, provided that (A) the amount of the funds released shall not exceed the amount by which the Collateral Amount exceeds the sum of clauses (w) through (z) above, (B) Agent shall release funds from the Blocked Cash Collateral Account only if the Aggregate Value of both the Comerica Custodial Account and the Comerica Securities Account is zero ($0), and (C) Borrower shall not issue a request for a release of funds from the Comerica Custodial Account, the Comerica Securities Account or the Blocked Cash Collateral Account, and Agent shall not be obligated to comply with any such request, more than once in any calendar month.”

8. Existing Exhibit A (Form of Request for Revolving Credit Advance) to the Credit Agreement is hereby deleted and replaced with revised Exhibit A attached hereto as Attachment 1.

9. Existing Exhibit D (Form of Request for Swing Line Advance) to the Credit Agreement is hereby deleted and replaced with revised Exhibit D attached hereto as Attachment 2.

10. The Security Agreement is hereby amended as follows:

(a)	The following is hereby added to the end of existing Section 6.3(b) of the Security Agreement:

“The Blocked Cash Collateral Account shall constitute a “Cash Collateral Account” for purposes of this Section 6.3(b).”

(c)	Exhibit A to the Security Agreement is hereby amended to add the following immediately after the reference to “deposit accounts”:

“(including, without limitation, the Blocked Cash Collateral Account)”

11. On or before June 16, 2014, Borrower shall cause to be executed and delivered an account control agreement, in form and substance satisfactory to Agent, in connection with any U.S. account maintained at East West Bank.

12. Borrower hereby acknowledges that, in connection with this Amendment, Agent has issued a Notice of Exclusive Control in the form of Attachment 3 hereto in connection with the Comerica Custodial Account and a Notice of Exclusive Control in the form of Attachment 4 hereto in connection with the Comerica Securities Account and that such Notices of Exclusive Control shall remain in effect until expressly withdrawn by Agent.

13. This Amendment shall become effective (according to the terms hereof) on the date (the “Amendment Effective Date”) that the following conditions have been fully satisfied by Borrower:

(a)	Agent shall have received counterpart signature pages to this Amendment, duly executed and delivered by Agent, Borrower and the Lenders; and

(b)	Borrower shall have paid (i) to Agent, for pro rata distribution to each Lender, a nonrefundable amendment fee in the amount of $50,000 and (ii) to Agent and the Lenders all reasonable costs and expenses, if any, that are due and owing to Agent and the Lenders as of the date of this Amendment;

provided, however, that on the Amendment Effective Date, retroactive effect shall be given to Section 5(a) of this Amendment, retroactive to March 31, 2014.

14. Borrower hereby represents and warrants that, after giving effect to the amendments to the Credit Agreement and the Security Agreement contained herein, (a) the execution and delivery of this Amendment are within such party’s corporate or limited liability company powers, have been duly authorized, are not in contravention of any law applicable to such party or the terms of its organizational documents, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Amendment, of any governmental body, agency or authority, and this Amendment and the Credit Agreement and the Security Agreement (in each case, as amended herein) will constitute the valid and binding obligations of such undersigned party, enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Article 6 of the Credit Agreement and Article 3 of the Security Agreement are true and correct in all material respects on and as of the date hereof (other than any representation or warranty that expressly speaks only as of a certain date), and (c) as of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

15. Except as specifically set forth above, this Amendment (i) shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Notes issued thereunder, the Security Agreement or any of the other Loan Documents; and (ii) shall not constitute a waiver or release by Agent or the Lenders of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder, the Security Agreement or any of the other Loan Documents. Furthermore, this Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by Borrower with the Credit Agreement, the Security Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

16. Borrower and each other Credit Party hereby acknowledges and agrees that this Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering (i) any obligation of Borrower, any other Credit Party or any other party or (ii) any rights, privilege or remedy of the Lenders under the Credit Agreement, the Security Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.

17. Except as specifically defined to the contrary herein, capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement.

18. This Amendment may be executed in counterparts in accordance with Section 13.9 of the Credit Agreement and Section 7.8 of the Security Agreement.

19. This Amendment shall be construed in accordance with and governed by the laws of the State of California, without regard to principles of conflict of laws that would result in the application of the laws of a different jurisdiction.

IN WITNESS WHEREOF, Borrower, the Lenders and Agent have each caused this Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMERICA BANK, as Agent and a Lender

By:	/s/ Alan Jepsen
Name:	Alan Jepsen
Title:	Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement and Amendment to Security Agreement

(3653162)

IN WITNESS WHEREOF, Borrower, the Lenders and Agent have each caused this Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

EAST WEST BANK, as a Lender

By:	/s/ Nader Maghsoudnia
Name:	Nader Maghsoudnia
Title:	Director

Signature Page to Fourth Amendment to Credit Agreement and Amendment to Security Agreement

(3653162)

IN WITNESS WHEREOF, Borrower, the Lenders and Agent have each caused this Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

NEOPHOTONICS CORPORATION

By:	/s/ Clyde R. Wallin
Name:	Clyde R. Wallin
Its:	Senior Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreement and Amendment to Security Agreement

(3653162)

Attachment 1

EXHIBIT A

FORM OF REQUEST FOR REVOLVING CREDIT ADVANCE

No.	Dated: , 201

To:	Comerica Bank (“Agent”)

Re:	Revolving Credit and Term Loan Agreement made as of the 21st day of March, 2013 (as amended, restated or otherwise modified from time to time, “Credit Agreement”), by and among the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and NeoPhotonics Corporation, a Delaware corporation (“Borrower”)

Pursuant to the terms and conditions of the Credit Agreement, Borrower hereby requests an Advance from Lenders, as described herein:

(A)	Date of Advance: , 201

(B)	☐ (check if applicable)

This Advance is or includes a whole or partial refunding/conversion of:

Advance No(s).

(C)	Type of Advance (check only one):

☐	Base Rate Advance

☐	Eurodollar-based Advance

(D)	Amount of Advance:

$

(E)	Interest Period (applicable to Eurodollar-based Advances)

months

(F)	Aggregate amount of cash in the Blocked Cash Collateral Account and Aggregate Value of the Comerica Custodial Account and the Comerica Securities Account:

$

(G)	Disbursement Instructions

☐	Comerica Bank Account No.

☐	Other:

Borrower certifies to the matters specified in Section 2.3(f) of the Credit Agreement.

[Signature Page Follows]

Capitalized terms used herein, except as defined to the contrary, have the meanings given them in the Credit Agreement.

NEOPHOTONICS CORPORATION

By:
Its:

Agent Approval:

Attachment 2

EXHIBIT D

FORM OF REQUEST FOR SWING LINE ADVANCE

No.	Dated: , 201

To:	Comerica Bank (“Swing Line Lender”)

Re:	Revolving Credit and Term Loan Agreement made as of the 21st day of March, 2013 (as amended, restated or otherwise modified from time to time, “Credit Agreement”), by and among the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and NeoPhotonics Corporation, a Delaware corporation (“Borrower”)

Pursuant to the terms and conditions of the Credit Agreement, Borrower hereby requests an Advance from the Swing Line Lender, as described herein:

(A)	Date of Advance:

(B)	☐ (check if applicable)

This Advance is or includes a whole or partial refunding/conversion of:

Advance No(s).

(C)	Type of Advance (check only one):

☐	Base Rate Advance

☐	Quoted Rate Advance

(D)	Amount of Advance:

$

(E)	Interest Period (applicable to Quoted Rate Advances)

days

(F)	Aggregate amount of cash in the Blocked Cash Collateral Account and Aggregate Value of the Comerica Custodial Account and the Comerica Securities Account:

$

(G)	Disbursement Instructions

☐	Comerica Bank Account No.

☐	Other:

Borrower certifies to the matters specified in Section 2.5(c)(vi) of the Credit Agreement.

Capitalized terms used herein, except as defined to the contrary, have the meanings given them in the Credit Agreement.

NEOPHOTONICS CORPORATION

By:
Its:

Agent Approval:

Attachment 3

NOTICE OF EXCLUSIVE CONTROL

TO:	Comerica Bank
Comerica Bank Center
411 W. Lafayette St., 4th Floor
Detroit, Michigan 48226

Attention: Institutional Trust – Client Admin – MC3462

RE:	Securities Account Nos. [account number] and [account number] (collectively, the “Accounts”)

Ladies and Gentlemen:

Reference is made to the Custodial Account Agreement dated as of April 15, 2011 (as amended, the “Control Agreement”), by and among Comerica Bank, acting through its Institutional Trust Department (but not as trustee), Comerica Bank, as administrative agent for certain financial institutions (in such capacity, the “Agent”) and Neophotonics Corporation (“Neophotonics”). The undersigned is an authorized officer of Agent.

You are hereby notified that Agent is hereby exercising exclusive control over the Accounts. In accordance with the terms of the Control Agreement, henceforth, you shall cease complying with entitlement orders originated by Neophotonics.

Sincerely,

COMERICA BANK, as Agent

By:
Its:

cc:	Neophotonics Corporation

Attachment 4

NOTICE OF EXCLUSIVE CONTROL

TO:	Comerica Securities, Inc.
201 W. Fort St.
2nd Floor, MC3137
Detroit, Michigan 48226

Attention: John Stretye

RE:	Securities Account No. [account number] (the “Account”)

Dear Mr. Stretye:

Reference is made to the Account Control Agreement dated as of June 14, 2013 (the “Control Agreement”), by and among Comerica Securities, Inc., Comerica Bank, as administrative agent for certain financial institutions (in such capacity, the “Agent”) and Neophotonics Corporation (“Neophotonics”). The undersigned is an authorized officer of Agent.

You are hereby notified that Agent is hereby exercising exclusive control over the Account. In accordance with the terms of the Control Agreement, henceforth, you shall cease complying with entitlement orders originated by Neophotonics.

Sincerely,

COMERICA BANK, as Agent

By:

Its:

cc:	Neophotonics Corporation